General information	12 Months Ended
Dec. 31, 2021
General Information About Financial Statements [Abstract]
General information	General information
Nomad Foods Limited (the “Company” or “Nomad”) was incorporated in the British Virgin Islands on April 1, 2014. The address of Nomad’s registered office is Ritter House, Wickhams Cay II, Road Town, Tortola, VG1110 British Virgin. The Company is domiciled for tax in the United Kingdom.
Nomad Foods Limited (NYSE: NOMD) is Europe's leading frozen foods company. Nomad Foods Limited's (the “Company” or “Nomad”) portfolio of iconic brands, which includes Birds Eye, Findus, iglo, Ledo and Frikom, have been a part of consumers’ meals for generations, standing for great tasting food that is convenient, high quality and nutritious. Nomad Foods is headquartered in the United Kingdom. Additional information may be found at www.nomadfoods.com.